                                                                    EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

    We consent to the reference to our firm under the captions "Selected Financial Data" and "Experts" and to the use of our report dated March 11, 1999, in the Registration Statement (Form S-1) and related Prospectus of Maxygen, Inc. for the registration of shares of its common stock.

                                        /s/ Ernst & Young LLP

Palo Alto, California
October 19, 1999